UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 West King Street, Franklin Park, IL		60131
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 288-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 31, 2008, the Del Global Technologies Corp. (the “Company”) announced that its Board of Directors has approved the suspension of further purchases by the Company under the stock repurchase program (“Program”) and the 10b5-1 sales trading plan (“Plan”) that the Company previously disclosed in a Form 8-K filing made with the United States Securities and Exchange Commission on November 26, 2008. Prior to the suspension of the Program and the Plan, the Company had repurchased 1,527,859 shares of the Company’s common stock under the Plan at an aggregate cost of $1,560,420 to the Company.

The press release is included as Exhibit 99.1 to this report and incorporated by reference in its entirety into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.
(Registrant)

Date: December 31, 2008	By:	/s/ Mark A. Zorko
Mark A. Zorko Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 31, 2008